EXECUTION COPY FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AND SECURITY AGREEMENT THIS FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Agreement”), entered into as of May 31, 2018, is made and entered into by and among CNH FINANCE FUND I, L.P. (formerly known as SCM SPECIALTY FINANCE OPPORTUNITIES FUND, L.P.), a Delaware limited partnership (“Lender”) and HOOPER HOLMES, INC., a New York corporation (“Hooper Holmes”), HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company (“Hooper Distribution”), HOOPER WELLNESS, LLC, a Kansas limited liability company (“Hooper Wellness”), ACCOUNTABLE HEALTH SOLUTIONS, LLC, a Kansas limited liability company (“Accountable Health”), HOOPER INFORMATION SERVICES, INC., a New Jersey corporation (“Hooper Information”), HOOPER KIT SERVICES, LLC, a Kansas limited liability company (“Hooper Kit”), and PROVANT HEALTH SOLUTIONS, LLC, a Rhode Island limited liability company (“Provant Health”, together with Hooper Holmes, Hooper Distribution, Hooper Wellness, Accountable Health, Hooper Information and Hooper Kit, individually, a “Borrower,” and collectively, the “Borrowers”). WHEREAS, Borrowers and Lender are parties to that certain Credit and Security Agreement dated as of April 29, 2016 (as amended to date, and as the same may from time to time be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Lender has made certain credit facilities available to Borrowers. WHEREAS, (a) Borrowers have failed to make a principal payment of $250,000 under the Closing Date Subordinated Debt Documents when due on March 15, 2018, which is an Event of Default under Section 8.1(f) of the Credit Agreement, (b) Borrowers have failed to make a principal payment of $1,750,000 under the Closing Date Subordinated Debt Documents when due on April 30, 2018, which is an Event of Default under Section 8.1(f) of the Credit Agreement, (c) the chief executive officer of the Borrowers has resigned giving rise to a Change of Control, which is an Event of Default under Section 8.1(i) of the Credit Agreement, (d) Borrowers have failed to furnish to Lender annual consolidated and consolidating financial statements for 2017, in the time and as otherwise required by Section 6.1(a)(i) of the Credit Agreement, (e) Borrowers have failed to furnish to Lender monthly consolidated and consolidating financial statements for January, February, March and April of 2018 in the time and as otherwise required by Section 6.1(a)(ii) of the Credit Agreement, (f) Borrowers have failed to furnish to Lender Compliance Certificates and bank statements required to be provided by Sections 6.1(a) of the Credit Agreement for 2017 and January, February, March and April of 2018 in the time and as otherwise required, and (g) for the quarters ending on December 31, 2017 and March 30, 2018, Borrowers have violated each of the financial and loan covenants set forth on Annex I of the Credit Agreement, in breach of the covenant set forth in Section 7.1 of the Credit Agreement (collectively, the “Subject Events of Default”); WHEREAS, by reason of the existence of the Subject Events of Default, Lender has full legal right to exercise its rights and remedies under the Credit Agreement and the other Loan Documents as a result of the occurrence of the Subject Events of Default, and Borrowers have no defenses, offsets or counterclaims to the exercise of such rights and remedies; DM3\5225908.2

WHEREAS, Borrowers have requested and Lender has agreed to, among other things, for the period from the date hereof through the Forbearance Period (as defined below) to forbear from exercising its rights and remedies under the Loan Documents with respect to the Subject Events of Default subject to the satisfaction or waiver, in Lender’s sole discretion, of each of the conditions precedent set forth herein. WHEREAS, Borrowers and Lender desire to amend the Credit Agreement as more particularly set forth herein. NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Defined Terms. Initially capitalized terms used herein and not defined herein that are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement (as amended hereby). 2. Agreement to Forbear. During the period commencing on the date hereof and ending on the earlier to occur of (i) August 31, 2018 and (ii) the occurrence of any Additional Default (as defined below) (the “Forbearance Period”), and subject to the specific conditions precedent set forth in Section 9 hereof and to the other terms and conditions of this Agreement, Lender agrees that it will forbear from exercising its rights and remedies under the Loan Documents due to the Subject Events of Default. Notwithstanding any provision of this Agreement, the Forbearance Period shall terminate, and nothing contained herein shall limit any rights or remedies of Lender under the Credit Agreement or any other Loan Document, upon a Default or Event of Default which is not a Subject Event of Default (each an “Additional Default”). For purposes of this Agreement, a default or termination of the forbearance period under the SWK Forbearance Agreement (as defined in Section 9(b) hereof) shall constitute an Additional Default. Upon the expiration or termination of the Forbearance Period, Lender’s forbearance shall automatically terminate and Lender shall be entitled to exercise any and all of its rights and remedies under this Agreement, the Credit Agreement and the Loan Documents without further notice. Borrowers hereby agree that Lender shall have no obligation to extend the Forbearance Period; provided, however, that Borrowers and Lender may extend such Forbearance Period by written agreement. 3. Default Interest. During the Forbearance Period and while any Event of Default remains outstanding and uncured, in accordance with Section 3.6 of the Credit Agreement, the Applicable Rate of interest with respect to the Obligations shall continue to accrue at the Default Rate. 4. Amendment to Credit Agreement. (a) The definition of “Termination Date” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows: “ “Termination Date” means, unless extended by Lender in its sole discretion in writing in advance of the Termination Date, the earlier to occur of (a) consummation of a Transaction (as defined in the Forbearance 2 DM3\5225908.2

Agreement), (b) September 4, 2018, (c) any date on which the Lender accelerates the maturity of the Loans pursuant to Article VIII, or (d) the termination date stated in any notice of termination of this Agreement provided by Borrowers in accordance with Section 11.1.” (b) The definition of “Forbearance Agreement” is hereby added to Section 1.2 of the Credit Agreement as follows: “ “Forbearance Agreement” means the Forbearance Agreement and Amendment to Credit and Security Agreement, dated as of May 31, 2018, by and among the Borrowers and the Lender.” 5. Overadvance. In accordance with Section 2.1(a)(iii) of the Credit Agreement, the Lender has made Advances to Borrowers of up to $250,000 in excess of Availability. Subject to the terms and conditions of this Agreement, during the period beginning on June 1, 2018 and ending on August 28, 2018, the Lender shall continue to make Advances to Borrowers of up to $250,000 in excess of Availability (the “Overadvances”). Borrowers hereby agree that Lender shall have no obligation to make any Overadvances beyond the earlier to occur of August 28, 2018 and the termination of the Forbearance Period. 6. No Waiver. Nothing contained in this Agreement or any other communication between Lender, Borrowers or any other loan party shall be a waiver of any past, present or future violation, Default or Event of Default of Borrowers under the Credit Agreement or any Loan Document. Lender hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each Loan Document that Lender may have with respect to any violation, Default or Event of Default, and any failure by Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Loan Document, (ii) amend or alter any provision of the Credit Agreement or any Loan Document or any other contract or instrument or (iii) constitute any course of dealing or other basis for altering any obligation of Borrowers or any rights, privilege or remedy of Lender under the Credit Agreement or any Loan Document or any other contract or instrument. Nothing in this Agreement shall be construed to be a consent by Lender to any prior, existing or future violations of the Credit Agreement or any Loan Document. 7. Future Compliance. Borrowers are hereby notified that irrespective of (i) any waivers or consents previously granted by Lender regarding the Credit Agreement and the Loan Documents, (ii) any previous failures or delays of Lender in exercising any right, power or privilege under the Credit Agreement or the Loan Documents or (iii) any previous failures or delays of Lender in the monitoring or in the requiring of compliance by Borrowers with the duties, obligations and agreements of Borrowers in the Credit Agreement and the Loan Documents, Borrowers will be expected to and required to comply strictly with its duties, obligations and agreements under the Credit Agreement and the Loan Documents. 8. Representations and Warranties. Each Borrower represents and warrants to Lender that, before and after giving effect to this Agreement: 3 DM3\5225908.2

(a) All warranties and representations made to Lender under the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date). (b) The execution, delivery and performance by each Credit Party of this Agreement and any assignment, instrument, document, or agreement executed and delivered in connection herewith and the consummation of the transactions contemplated hereby and thereby (i) have been duly authorized by all requisite action of the appropriate Credit Party and have been duly executed and delivered by or on behalf of such Credit Party; (ii) do not violate any provisions of (A) applicable law, statute, rule, regulation, ordinance or tariff, (B) any order of any Governmental Authority binding on any Credit Party or any of the Credit Parties’ respective properties the effect of which would reasonably be expected to have a Material Adverse Effect, or (C) the certificate of incorporation or bylaws (or any other equivalent governing agreement or document) of each Credit Party, or any agreement between any Credit Party and its shareholders, members, partners or equity owners or among any such shareholders, members, partners or equity owners; (iii) are not in conflict with, and do not result in a breach or default of or constitute an Event of Default, or an event, fact, condition, breach, Default or Event of Default under, any indenture, agreement or other instrument to which any Credit Party is a party, or by which the properties or assets of any Credit Party are bound, the effect of which would reasonably be expected to have a Material Adverse Effect; (iv) except as set forth herein, will not result in the creation or imposition of any Lien of any nature upon any of the properties or assets of any Credit Party, and (v) do not require the consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or Credit Party unless otherwise obtained. (c) This Agreement and any assignment, instrument, document, or agreement executed and delivered in connection herewith constitutes the legal, valid and binding obligation of each respective Credit Party, enforceable against such Credit Party in accordance with its respective terms. (d) Except for the Subject Events of Default, no Default or Event of Default has occurred and is continuing or would exist under the Credit Agreement or any of the Loan Documents, before and after giving effect to this Agreement. 9. Conditions Precedent. The forbearance set forth in Section 2 hereof and the amendments set forth in Section 4 hereof shall be effective on the date hereof upon completion of the following conditions precedent (with all documents to be in form and substance satisfactory to Lender and Lender’s counsel): (a) Lender shall have received this Agreement duly executed by Borrowers; (b) Lender shall have received that certain Fifth Amendment to Amended and Restated Credit Agreement by and among Hooper Holmes and Closing Date Subordinated Creditor dated as of May 31, 2018 (the “SWK Forbearance Agreement”), duly executed by all parties thereto; 4 DM3\5225908.2

(c) Payment of all fees, charges and expenses payable to Lender on or prior to the date hereof, if any, and a forbearance fee which Borrowers hereby agree Lender has fully earned as of the date hereof in an amount equal to Twenty Nine Thousand and No/100 Dollars ($29,000.00); (d) All corporate, limited partnership and limited liability company proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender; and (e) Borrowers shall have executed and/or delivered such additional documents, instruments and agreements as requested by Lender. 10. Post-Closing Obligations. Borrowers shall comply with each of the following additional covenants and requirements at all times prior to the payment in full of the Obligations, the failure of which would constitute an immediate Event of Default and termination of the forbearance provided for in Section 2 of this Agreement: (a) On the first Business Day of each week during the Forbearance Period, Borrowers shall provide to Lender an updated cash flow forecast for Borrowers substantially in the form attached hereto as Exhibit A, as well as a cumulative comparison of actual results to prior cash flow projections delivered by Borrowers to Lender in form and substance acceptable to Lender. Any financial reporting or information provided to the Closing Date Subordinated Creditor shall be provided contemporaneously to the Lender. (b) Borrowers’ actual expenses for the period covered in the cash flow forecast attached hereto as Exhibit A shall not exceed the budget amounts for such expenses by more than 15% unless otherwise agreed to by Lender in its sole discretion. (c) Borrowers shall continue to use reasonable best efforts to identify potential acquirers or investors and to effectuate a transaction that results in a merger, acquisition, or similar material investment (a “Transaction”) in Borrowers as imminently as reasonably possible. Borrowers further agree to cooperate with Lender and potential acquirers and investors and to use reasonable best efforts to assist all parties in completing the Transaction. In addition, Borrowers shall continue to engage a financial advisor (the “Advisor”), reasonably acceptable to Lender to advise and represent Borrowers in relation to the Transaction until the earlier of the consummation of such Transaction or the payment in full of the Obligations. Borrowers shall provide to Lender any and all information and documentation provided to the Closing Date Subordinated Creditor, including any information and documentation relating to a Transaction or potential Transaction, with such information and documentation provided to Lender contemporaneously with its provision to the Closing Date Subordinated Creditor. (d) Unless otherwise agreed to by Lender in its commercially-reasonable discretion, Borrowers shall meet or exceed any milestone or deadlines established by the Advisor from time to time in relation to a Transaction, as such milestones or deadlines shall be agreed to by Lender and Borrowers from time to time in their commercially reasonable discretion. 11. Miscellaneous. 5 DM3\5225908.2

(a) Full Force and Effect. Each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement. (b) Ratification. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof. (c) Release. By execution of this Agreement, Borrowers acknowledge and confirm that Borrowers do not have any actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and/or demands of any kind whatsoever, at law or in equity, matured or unmatured, vested or contingent arising out of or relating to this Agreement, the Credit Agreement or the other Loan Documents against any Released Party (as defined below), whether asserted or unasserted. Notwithstanding any other provision of any Loan Document, to the extent that such actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and/or demands may exist, Borrowers voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself, its managers, members, directors, officers, employees, stockholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the “Releasing Parties”), hereby fully and completely release and forever discharge Lender, its Affiliates and its and their respective managers, members, officers, employees, Affiliates, agents, representatives, successors, assigns, accountants and attorneys (collectively, the “Indemnified Persons”) and any other Person or insurer which may be responsible or liable for the acts or omissions of any of the Indemnified Persons, or who may be liable for the injury or damage resulting therefrom (collectively, with the Indemnified Persons, the “Released Parties”), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, matured or unmatured, vested or contingent, that any of the Releasing Parties has against any of the Released Parties, arising out of or relating to this Agreement, the Credit Agreement, the other Loan Documents, or any Transaction, which Releasing Parties ever had or now have against any Released Party, including, without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated. (d) Security Interest. Borrowers hereby confirm and agree that all security interests and liens granted to Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Lender and Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender’s existing security interest in and liens upon the Collateral. (e) Costs and Expenses. Borrowers agree to pay on demand all usual and customary costs and expenses of Lender and/or its Affiliates in connection with the preparation, execution, delivery and enforcement of this Agreement and all other agreements and instruments executed in connection herewith, including, without limitation, reasonable attorneys’ fees and expenses of Lender’s counsel. 6 DM3\5225908.2

(f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS. (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signatures sent by facsimile or electronic mail shall be deemed originals for all purposes and shall bind the parties hereto. (h) Loan Document. This Agreement and any assignment, instrument, document, or agreement executed and delivered in connection with or pursuant to this Agreement shall be deemed to be a “Loan Document” under and as defined in the Credit Agreement for all purposes. [Signature Pages Follow.] 7 DM3\5225908.2

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first hereinabove written. BORROWERS: HOOPER HOLMES, INC., a New York corporation HOOPER WELLNESS, LLC, a Kansas limited liability company ACCOUNTABLE HEALTH SOLUTIONS, LLC, a Kansas limited liability company HOOPER INFORMATION SERVICES, INC., a New Jersey corporation HOOPER KIT SERVICES, LLC, a Kansas limited liability company By: Name: James E. Fleet Title: Chief Restructuring Officer HOOPER DISTRIBUTION SERVICES, LLC, a New Jersey limited liability company By: Name: James E. Fleet Title: Chief Restructuring Officer PROVANT HEALTH SOLUTIONS, LLC, a Rhode Island limited liability company By: Name: James E. Fleet Title: Chief Restructuring Officer Signature Page to Forbearance Agreement and Amendment to Credit and Security Agreement

LENDER: CNH FINANCE FUND I, L.P., a Delaware limited partnership By: Name: Timothy Peters Title: Authorized Signatory Signature Page to Forbearance Agreement and Amendment to Credit and Security Agreement